Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 4, 2026 (this “Amendment”), is entered into between Molina Healthcare, Inc., a Delaware corporation (the “Borrower”), each of the Lenders party hereto constituting Required Lenders (as defined in the Existing Credit Agreement) and Truist Bank, in its capacity as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 20, 2025 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain modifications to the Existing Credit Agreement on the terms and conditions as set forth herein; and

WHEREAS, the Lenders party hereto constituting Required Lenders under the Existing Credit Agreement as of the date hereof immediately prior to giving effect to this Amendment have agreed to the requested modifications in Section 1 below on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.           Amendments to the Credit Agreement. Section 6.2 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending December 31, 2025) set forth below to be less than the respective ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter Ending	Consolidated Interest Coverage Ratio
December 31, 2025	3.00:1.00
March 31, 2026, June 30, 2026, September 30, 2026 and December 31, 2026	1.75:1.00
March 31, 2027	2.00:1.00
June 30, 2027	2.50:1.00
September 30, 2027	2.75:1.00
December 31, 2027 and thereafter	3.00:1.00

2.           Effectiveness; Conditions Precedent. This Amendment shall become effective as of the date hereof after each of the following conditions is satisfied (such date, the “Amendment Effective Date”):

(a)         Amendment. Receipt by the Administrative Agent of counterparts of this Amendment, executed by the Borrower, the Lenders constituting Required Lenders and the Administrative Agent.

(b)           Payment of Fees. Receipt by (i) the Administrative Agent, for the account of each Consenting Lender, of any fees required to be paid to each such Lender (and notified to each such Lender party hereto) on or before the Amendment Effective Date as separately agreed in writing between the Borrower and Truist and (ii) Truist of any other fees required to be paid to Truist, or any of its Affiliates, of any fees required to be paid thereto on or before the Amendment Effective Date as separately agreed in writing between the Borrower and Truist.

(c)        Payment of Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket expenses, including the reasonable disbursements of one counsel to the Administrative Agent to the extent invoiced at least one business day prior to the Amendment Effective Date.

Without limiting the generality of the provisions of this Section 2, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

3.          Amendment is a “Loan Document”. This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.           Representations and Warranties; No Default. The Borrower hereby represents and warrants to the Administrative Agent, each Lender, the Swingline Lender and the Issuing Bank that, (a) the representations and warranties of each Loan Party contained in the Credit Agreement, any other Loan Document, or any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (b) no Default or Event of Default exists.

5.           Reaffirmation of Obligations. The Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents (as amended by this Amendment) and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents (except to the extent such obligations are modified or released pursuant to this Amendment).

6.           No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect and nothing herein shall limit or waive any right, power or remedy of the Administrative Agent or the Lenders under the Loan Documents.

7.          Counterparts; Delivery. This Amendment may be executed in counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including .pdf), shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

8.          Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

9.           The provisions of Sections 11.5 and 11.6 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWER:	MOLINA HEALTHCARE, INC.,
a Delaware corporation

	By:	/s/ Mark Keim
Name: Mark Keim
Title: Chief Financial Officer

MOLINA HEALTHCARE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	TRUIST BANK, as Administrative Agent

	By:	/s/ Alexandra Korchmar
Name: Alexandra Korchmar
Title: Vice President

MOLINA HEALTHCARE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

CONSENTING LENDERS:	TRUIST BANK
as the Issuing Bank, as Swingline Lender and as a Lender

	By:	/s/ Alexandra Korchmar
Name: Alexandra Korchmar
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ Tyler Morgan
Name: Tyler Morgan
Title: Director

BARCLAYS BANK PLC

By:	/s/ Edward Pan
Name: Edward Pan
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ William C. Frauen
Name: William C. Frauen
Title: MD

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Roopa Chandra
Name: Roopa Chandra
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.

By:	/s/ Danielle Babine
Name: Danielle Babine
Title: Executive Director

MOLINA HEALTHCARE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD.

By:	/s/ Brian Mattesich
Name: Brian Mattesich
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Darin Mullis
Name: Darin Mullis
Title: Managing Director

CITIZENS BANK, N.A.

By:	/s/ Benjamin Sileo
Name: Benjamin Sileo
Title: SVP

THE HUNTINGTON NATIONAL BANK

By:	/s/ Joseph Hricovsky
Name: Joseph Hricovsky
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Timothy J. Tarasovitch
Name: Timothy J. Tarasovitch
Title: Senior Vice President

EAST WEST BANK

By:	/s/ Paul Bradley
Name: Paul Bradley
Title: FVP

MOLINA HEALTHCARE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT